Exhibit 99.1

For Immediate Release	Contacts:
August 7, 2020	Joseph Jaffoni, Jennifer
Neuman, Norberto Aja
JCIR
(212) 835-8500
etm@jcir.com

ENTERCOM COMMUNICATIONS REPORTS PANDEMIC IMPACTED SECOND QUARTER RESULTS

Generated Monthly Sequential Revenue Improvements Every Month Since April with Third Quarter Business on Books Already 30% Greater than Second Quarter Revenue

Philadelphia, PA — Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended June 30, 2020.

Second Quarter Summary

•

Reflecting the impact of the COVID-19 pandemic on the economy at large, the broadcasting sector and Entercom’s business, net revenues for the quarter were $175.9 million, down 54%, compared to $380.7 million in the second quarter of 2019

•	Spot revenue declined 65% on a year-over-year basis while digital revenue rose 19%

•

Reflecting the Company’s cost management initiatives implemented to address the pandemic and lower levels of advertising spending, station expenses for the quarter declined 32% to $188.9 million, compared to $277.9 million in the second quarter of 2019 while corporate expenses for the quarter declined 45% to $8.4 million, compared to $15.2 million in the second quarter of 2019

•

Operating loss for the quarter was $45.3 million, which included a non-cash impairment charge of $4.2 million, compared to operating income of $64.8 million in the second quarter of 2019. Adjusted EBITDA for the quarter was a loss of $20.0 million, compared to income of $87.6 million in the second quarter of 2019

•	Net loss per diluted share for the quarter was $0.40, compared to net income of $0.19 per diluted share in the second quarter of 2019

•	Adjusted net loss per diluted share for the quarter was $0.28, compared to adjusted net income of $0.26 per diluted share in the second quarter of 2019

David J. Field, President and Chief Executive Officer, stated: “While Entercom generated significant revenue and EBITDA growth prior to the pandemic, second quarter results reflect the impact of the national economic challenges that quickly emerged as many advertisers closed businesses and significantly reduced their ad spend. Given our national leadership position in sports, second quarter top-line results were also significantly impacted by the cancellation of virtually all scheduled sporting events during the quarter. Excluding the impact of cancelled sports play-by-play, second quarter revenues declined 47%. However, after bottoming out in April, we have achieved significant sequential improvement every month through the Summer with third quarter business on books already 30% greater than where the second quarter finished.”

“The pandemic challenges accelerated our on-going transformation initiatives with a heightened focus on enhancing our business model, accelerating our growth opportunities, more fully integrating our powerful product offerings, and improving our service to both listeners and customers. In this regard, we implemented a range of company-wide initiatives, which lowered second quarter total cash operating expense by approximately $97 million, which exceeded our budget. In addition, we secured our strong liquidity position through an amendment to our credit facility and ended the second quarter with $208 million of cash, up from $189 million at the end of March.”

“Looking ahead, as the country’s #1 creator of original, premium audio content with robust data, analytics and attribution capabilities, scaled audience reach and a leadership position in virtually every segment of the dynamic and growing audio market, including broadcasting, podcasting, digital, events, network, sports and news, Entercom is strategically well-positioned for future growth and performance. Improving revenue trends combined with enhancements to our business model and active management of our balance sheet will enable Entercom to emerge as an even stronger company and build meaningful shareholder value. I want to thank our team for their resilience, dedication, and exceptional work as they have gone above and beyond to serve our listeners, advertisers and communities under the most challenging of circumstances over the past several months.”

Additional Information

In July, the Company amended the financial maintenance covenant and other provisions under its credit agreement. Among other things, the amendment provides for a covenant testing holiday for the quarters ending September 30, 2020 and December 31, 2020. Testing of its financial maintenance covenant will resume on March 31, 2021 with the Company using fixed amounts for Consolidated EBITDA for the quarters ending June 30, 2020, September 30, 2020 and December 31, 2020. Those amounts represent the amounts reported to the Company’s lenders for the corresponding quarters in 2019.

As of June 30, 2020, the Company had $1,000 million of senior debt under its credit facilities outstanding, $425 million in second-lien notes and $400 million in senior notes (the amounts of senior debt and senior notes both exclude unamortized premium). At June 30, 2020, the Company had $208 million in cash.

Earnings Conference Call and Company Information

Entercom will hold a conference call and simultaneous webcast regarding the quarterly earnings release on Friday, August 7, 2020, at 10:00 AM Eastern Time. The public may access the conference call by dialing Toll Free: (888) 889-0278 and Toll: (773) 799-3659, passcode: Entercom (domestic and international callers). Due to COVID-19, there may be a delay in joining the call, and so participants should consider dialing in 15 minutes early to ensure access to the entire call. Participants may also listen to a live webcast of the call by visiting the “Investor Relations” section of Entercom’s website at www.entercom.com. A replay of the conference call will be available for one week by dialing (888) 562-7244. A webcast replay of the conference call will be available beginning six hours after the call on the Company’s website for a period of two weeks. Additional information is available on the Company’s website at www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station Expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate Expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs, restructuring and integration costs, other expenses related to the refinancing; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); income from discontinued operations, net of income taxes or benefit; total other income or expense; net interest expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); other expenses related to the refinancing; impairment loss, merger and acquisition costs, restructuring and integration costs, preferred stock dividends; COVID-19 related expenses, non-recurring expenses otherwise included in corporate or station expenses, loss on early extinguishment of debt, and gain or loss on sale or disposition of assets

Adjusted Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization; net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses); impairment loss; merger and acquisition costs; restructuring and integration costs, COVID-19 related expenses, other income and non-recurring expenses otherwise included in corporate or station expenses; income from discontinued operations (excluding income taxes or tax benefit); and (ii) less net interest expense (excluding amortization of deferred financing costs or debt premium), Adjusted Income Taxes Paid, and Net Capital Expenditures.

Net Capital Expenditures consists of capital expenditures, including amortizable intangibles, adjusted to subtract reimbursed tenant improvement allowances.

Adjusted Income Taxes Paid consist of income tax paid, adjusted to exclude taxes paid related to the gain/loss on sale or exchange of radio station assets; and taxes paid related to the gain/loss on the sale of redundant property.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported, including income taxes otherwise included in income from discontinued operations; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) impairment loss; (v) merger and acquisition costs, restructuring and integration costs, COVID-19 related expenses, and non-recurring expenses otherwise included in corporate or station expenses; (vi) other expenses related to refinancing; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 30% without discrete items of tax.

Adjusted Net Income (Loss) Per Share - Diluted includes any dilutive equivalent shares when not anti-dilutive. Convertible Preferred Stock is treated as if it never converted for the purposes of Adjusted Net Income (Loss) Per Share - Diluted.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income (Loss) Per Share – Diluted, Adjusted Free Cash Flow, Net Capital Expenditures and Adjusted Income Taxes Paid are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for Management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share - Diluted). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss, merger and acquisition costs, other expenses related to the refinancing, and gain/loss on early extinguishment of debt and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs. For purposes of comparability, income taxes are reflected at the expected federal and state income tax rate of 30%, without adjustment for discrete tax adjustments.

Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms S-4, 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

About Entercom Communications Corp.

Entercom Communications Corp. (NYSE: ETM) is a leading audio and entertainment company engaging over 170 million consumers each month through its iconic broadcast brands, expansive digital platform, premium podcast network and live events and experiences. With presence in every major U.S. market, and accessible on every device, Entercom delivers the industry’s most compelling live and on-demand content and experiences from voices and influencers its communities trust and love. The company’s robust portfolio of assets and integrated solutions offer advertisers today’s most engaged audiences through targeted reach, brand amplification and local activation—all at national scale. Entercom is the unrivaled leader in local radio sports and news and the #1 creator of live, original local audio content in the U.S. Learn more at www.entercom.com, Facebook and Twitter (@Entercom).

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
STATEMENTS OF OPERATIONS
Net Revenues	$175,868	$380,665	$472,898	$689,670

Station Expenses	188,946	277,927	438,496	525,497
Station Expense - Non-Cash Compensation	527	1,243	1,028	2,658
Corporate Expenses	8,359	15,185	24,318	33,963
Corporate Expenses - Non-Cash Compensation	1,917	2,130	3,195	4,287
Depreciation And Amortization	12,620	10,964	25,118	22,069
Time Brokerage Agreement Expense (Income)	—	53	—	93
Merger And Acquisition Costs	61	33	61	42
Impairment Loss	4,157	—	5,207	—
Restructuring Charges	4,895	3,362	9,104	4,376
Integration Costs	(132)	1,456	490	2,591
Other Expenses Related To Refinancing	—	1,864	—	1,864
Net (Gain) Loss On Sale Or Disposition of Assets	(228)	1,686	(228)	(2,914)

Total Operating Expenses	221,122	315,903	506,789	594,526

Operating Income	(45,254)	64,762	(33,891)	95,144

Net Interest Expense	21,642	24,944	45,263	50,164
Loss on Early Extinguishment of Debt	—	1,781	—	1,781

Income (Loss) Before Income Taxes	(66,896)	38,037	(79,154)	43,199
Income Taxes (Benefit)	(13,085)	12,045	(16,205)	14,083

Net Income (Loss)	$(53,811)	$25,992	$(62,949)	$29,116

Net Income (Loss) Per Share - Basic	$(0.40)	$0.19	$(0.47)	$0.21

Net Income (Loss) Per Share - Diluted	$(0.40)	$0.19	$(0.47)	$0.21

Dividends Declared And Paid Per Common Share	$0.00	$0.09	$0.02	$0.18

Weighted Common Shares Outstanding - Basic	134,805	138,760	134,786	138,685

Weighted Common Shares Outstanding - Diluted	134,805	139,074	134,786	139,222

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Net Capital Expenditures	$6,349	$16,900	$15,248	$37,410
Adjusted Income Taxes Paid	$—	$7,764	$1,297	$8,461
Cash Dividends On Common Stock Declared And Paid	$—	$12,487	$2,692	$24,917

SELECTED BALANCE SHEET DATA

	June 30,	December 31,
	2020	2019
Cash and Cash Equivalents	$208,222	$20,393
Senior Debt - Term B-1 Loan (Includes Current Portion)	$756,750	$770,000
Senior Debt - Revolver (Includes Current Portion)	$243,749	$117,000
Senior Secured Notes	$425,000	$425,000
Senior Notes	$400,000	$400,000
Total Shareholders’ Equity	$818,310	$881,443

OTHER FINANCIAL DATA

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$(45,254)	$64,762	$(33,891)	$95,144
Corporate Expenses	8,359	15,185	24,318	33,963
Corporate Expenses - Non-Cash Compensation	1,917	2,130	3,195	4,287
Station Expenses - Non-Cash Compensation	527	1,243	1,028	2,658
Depreciation And Amortization	12,620	10,964	25,118	22,069
Merger And Acquisition Costs	61	33	61	42
Restructuring Charges	4,895	3,362	9,104	4,376
Impairment Loss	4,157	—	5,207	—
Integration Costs	(132)	1,456	490	2,591
Other Expenses Related To Refinancing	—	1,864	—	1,864
Net Time Brokerage Agreement Expense (Income)	—	53	—	93
Net Gain (Loss) On Sale Or Disposition of Assets	(228)	1,686	(228)	(2,914)

Station Operating Income	$(13,078)	$102,738	$34,402	$164,173

Reconciliation Of GAAP Net Income (Loss) To Adjusted EBITDA
Net (Income) Loss	$(53,811)	$25,992	$(62,949)	$29,116
Income Taxes (Benefit)	(13,085)	12,045	(16,205)	14,083
Net Interest Expense	21,642	24,944	45,263	50,164
Corporate Expenses - Non-Cash Compensation	1,917	2,130	3,195	4,287
Station Expenses - Non-Cash Compensation	527	1,243	1,028	2,658
Depreciation And Amortization	12,620	10,964	25,118	22,069
Time Brokerage Agreement Expense (Income)	—	53	—	93
Merger And Acquisition Costs	61	33	61	42
Restructuring Charges	4,895	3,362	9,104	4,376
Integration Costs	(132)	1,456	490	2,591
COVID-19 Related Expenses	5,411	—	8,411	—
Non-Recurring (Recoveries) Otherwise Included in Corporate Expenses	(4,000)	—	(4,000)	—
Impairment Loss	4,157	—	5,207	—
Other Expenses Related To Refinancing	—	1,864	—	1,864
Loss On Early Extinguishment Of Debt	—	1,781	—	1,781
Net Gain (Loss) On Sale Or Disposition of Assets	(228)	1,686	(228)	(2,914)

Adjusted EBITDA	$(20,026)	$87,553	$14,495	$130,210

Reconciliation of GAAP Net Income (Loss) To Adjusted Free Cash Flow
Net Income (Loss)	$(53,811)	$25,992	$(62,949)	$29,116
Depreciation And Amortization	12,620	10,964	25,118	22,069
Deferred Financing Costs Included In Interest Expense	998	671	1,943	1,472
Amortization Debt Premium Included In Interest Expense	(849)	(855)	(1,698)	(1,570)
Non-Cash Compensation Expense	2,444	3,373	4,223	6,945
Merger And Acquisition Costs	61	33	61	42
Integration Costs	(132)	1,456	490	2,591
Restructuring Charges	4,895	3,362	9,104	4,376
COVID-19 Related Expenses	5,411	—	8,411	—
Non-Recurring (Recoveries) Otherwise Included in Corporate Expenses	(4,000)	—	(4,000)	—
Impairment Loss	4,157	—	5,207	—
Net (Gain) Loss On Sale Or Disposition of Assets	(228)	1,686	(228)	(2,914)
Other Expenses Related To Refinancing	—	1,864	—	1,864
Loss On Early Extinguishment Of Debt	—	1,781	—	1,781
Income Taxes (Benefit)	(13,085)	12,045	(16,205)	14,083
Net Capital Expenditures, Including Amortizable Intangibles	(6,349)	(16,900)	(15,248)	(37,410)
Adjusted Income Taxes Paid	—	(7,764)	(1,297)	(8,461)

Adjusted Free Cash Flow	$(47,868)	$37,708	$(47,068)	$33,984

Reconciliation Of Capital Expenditures, Including Amortizable Intangibles, To Net Capital Expenditures
Capital Expenditures, Including Amortizable Intangibles	$(6,349)	$(20,203)	$(16,093)	$(40,713)
Reimbursed Tenant Improvement Allowance	—	3,303	845	3,303

Net Capital Expenditures	$(6,349)	$(16,900)	$(15,248)	$(37,410)

Reconciliation Of Income Taxes Paid To Adjusted Income Taxes Paid
Income Taxes Paid	$—	$(12,756)	$(1,297)	$(14,546)
Income Taxes Paid Related to Gain/Loss On Sale Or Exchange Of Radio Station Assets	—	—	—	894
Income Taxes Paid Related to Gain/Loss On Sale Of Redundant Properties	—	4,992	—	5,191

Adjusted Income Taxes Paid	$—	$(7,764)	$(1,297)	$(8,461)

Reconciliation of GAAP Net Income (Loss) To Adjusted Net Income
Net Income (Loss)	$(53,811)	$25,992	$(62,949)	$29,116
Income Taxes (Benefit)	(13,085)	12,045	(16,205)	14,083
Merger And Acquisition Costs	61	33	61	42
COVID-19 Related Expenses	5,411	—	8,411	—
Non-Recurring (Recoveries) Otherwise Included in Corporate Expenses	(4,000)	—	(4,000)	—
Other Expenses Related To Refinancing	—	1,864	—	1,864
Impairment Loss	4,157	—	5,207	—
Integration Costs	(132)	1,456	490	2,591
Restructuring Charges	4,895	3,362	9,104	4,376
Loss On Early Extinguishment Of Debt	—	1,781	—	1,781
Net (Gain) Loss On Sale Or Disposition of Assets	(228)	1,686	(228)	(2,914)
Non-Cash Compensation Expense	2,444	3,373	4,223	6,945

Adjusted Net Income Before Income Taxes	(54,288)	51,592	(55,886)	57,884
Income Taxes	(16,286)	15,478	(16,766)	17,365

Adjusted Net Income	$(38,002)	$36,114	$(39,120)	$40,519

Weighted Average Diluted Shares Outstanding For Purposes Of Computing Adjusted Net Income Per Share - Diluted
Weighted Common Shares Outstanding - Diluted As Reported	134,805	139,074	134,786	139,222
Adjusted Net Income (Loss) Per Share - Diluted	$(0.28)	$0.26	$(0.29)	$0.29